Rule 497(d)


             The First Trust(R) Special Situations Trust, Series 46


               Supplement to the Prospectus dated October 28, 1992

      Notwithstanding anything to the contrary in the Prospectus, commencing August 14, 2006, Securities Evaluation Service, Inc. resigned as Evaluator and was replaced by First Trust Advisors L.P., an affiliate of the Sponsor. First Trust Advisors L.P. shall be compensated for providing evaluation services to the Trust in such amounts as set forth in the Prospectus for the Trust.

August 15, 2006